Exhibit 10.15

ADDENDUM TO ANNEX 2

IOT HUB SOFTWARE LICENSE AGREEMENT

This Addendum to Annex 2 IOT Hub Software License Agreement(“Addendum”) is made and entered into by and between MITSUBISHI MOTORS CORPORATION (“Mitsubishi” and/or “Provider”) and OTONOMO TECHNOLOGIES LTD. (“Otonomo”).

Mitsubishi and Otonomo are hereinafter referred to collectively as the “Parties” and individually as a “Party”.

WITNESSETH:

WHEREAS, on June 26, 2020, the Parties made and entered into a IOT Hub Software License Agreement (“IOT HUB Agreement”) with the purpose of Mitsubishi’s use of Otonomo’s IOT HUB Software ; and

WHEREAS, the Parties desire to amend the IOT HUB Agreement as set forth in this Addendum;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the Parties hereto agree as follows:

1.	The Parties agree to modify Section 3.5 of the IOT HUB Agreement, replacing the existing provision with the following:

“3.5. After the Service Launch, the Parties will determine the technical methodology and process by which Licensee may make Provider’s Data available for Personal Use Cases as well as Aggregated Use Cases to Licensor through the Marketplace. If the Parties may not agree on such technical methodology and process within four (4) months after the Service Launch, which may be extended from time to time upon mutual consent in writing between the Parties, both the Marketplace Agreement and this Agreement will be automatically terminated.

2.

This Addendum shall be an integral and substantial part of the IOT HUB Agreement. Except otherwise provided in this Addendum, all terms and conditions of the IOT HUB Agreement shall remain in full force and effect between the Parties. It remains understood between the Parties that, in case of discrepancies between the provisions of the IOT HUB Agreement and those of this Addendum, the provisions of this Addendum shall prevail.

3.	This Addendum shall be effective starting from December 1, 2020.

IN WITNESS WHEREOF, this Addendum to Vehicle Data Marketplace Agreement signed by duly authorized representatives of the Parties.

[SIGNATURE PAGE TO FOLLOW]

Accepted by: Otonomo Technologies Ltd.	Accepted by: Mitsubishi Motors Corporation

Authorized Signature:	Authorized Signature:

/s/ Ben Volkow	/s/ Shingaku Kochi
Print Name: Ben Volkow	Print Name: SHINGAKU KOCHI

Title: CEO	Title: GM, Connected Information Business

Date: November 29, 2020	Date: November 30, 2020

SIGNATURE PAGE TO THE ADDEDNUM TO IOT HUB SOFTWARE LICENSE AGREEMENT EFFECTIVE AMONG Mitsubishi Motors Corporation and Otonomo Technologies Ltd.